Exhibit 31.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Virgilio D. Torres, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended December 31, 2025 of TEN Holdings, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: September 10, 2026

/s/ Virgilio D. Torres
Virgilio D. Torres
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting and Financial Officer)